                                                                    EXHIBIT 99.1

                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  December 31, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                NUMBER OF ACCOUNTS
                                                         A-1                    A-2                TOTAL
(A)  Original Principal Balance                       200,979,000.00          52,245,989.00   253,224,989.00                21106
                                              -----------------------------------------------------------------------------------
(B)  Beginning Period Principal Balance                27,787,864.14          52,245,989.00    80,033,853.14                 8866
                                              -----------------------------------------------------------------------------------
(C)  Collections (Regular Payments)                     2,405,335.71                   0.00     2,405,335.71                  N/A
                                              -----------------------------------------------------------------------------------
(D)  Collections (Principal Payoffs)                    1,457,714.72                   0.00     1,457,714.72                  296
                                              -----------------------------------------------------------------------------------
(E)  Collections (Principal Recoveries)                         0.00                   0.00             0.00
                                              -----------------------------------------------------------------------------------
(F)  Withdrawal from Payahead (Principal)                   7,534.57                   0.00         7,534.57                  N/A
                                              -----------------------------------------------------------------------------------
(G)  Principal Reductions (Other)                               0.00                   0.00             0.00                    0
                                              -----------------------------------------------------------------------------------
(H)  Gross Charge Offs                                    242,046.15                   0.00       242,046.15                   32
                                              -----------------------------------------------------------------------------------
(I)  Repurchases                                           30,149.21                   0.00        30,149.21                   22
                                              -----------------------------------------------------------------------------------
(J)  Ending Balance                                    23,645,083.78          52,245,989.00    75,891,072.78                 8516
                                              -----------------------------------------------------------------------------------

Notional Principal Balance:
(K)  Beginning                                                                                 21,747,083.75
                                                                                           -----------------
(L)  Ending                                                                                    18,200,792.25
                                                                                           -----------------

(M)  Certificate Factor                                   11.7649524%           100.0000000%      29.9698198%
                                              --------------------------------------------------------------


B.  CASH FLOW RECONCILIATION
                                                                                                  TOTAL
(A)  Cash Wired                                                                                 4,812,340.50
                                                                                           -----------------
(B)  Interest Wired/Earned                                                                         15,203.48
                                                                                           -----------------
(C)  Withdrawal from Payahead Account                                                               7,534.57
                                                                                           -----------------
(D)  Advances                                                                                      49,349.95
                                                                                           -----------------
(E)  Repurchases                                                                                   30,149.21
                                                                                           -----------------
(F)  Gross Charge-Off Recoveries                                                                   63,905.92
                                                                                           -----------------
(G)  Gross Charge-Off Advances                                                                      7,158.86
                                                                                           -----------------
(H)  Spread Account Withdrawal                                                                          0.00
                                                                                           -----------------
(I)  "A" Surety Bond Draw for "I" Interest                                                              0.00
                                                                                           -----------------
(J)  "A" Surety Bond Draw for  "A-1"
     Principal or Interest                                                                              0.00
                                                                                           -----------------
(K)  "A" Surety Bond Draw for "A-2"
     Principal or Interest                                                                              0.00
                                                                                           -----------------

             TOTAL COLLECTIONS                                                                  4,985,642.49
                                                                                           -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                  TOTAL
(A)  Total Cash Flow                                                                            4,985,642.49
                                                                                           -----------------
(B)  Unrecovered Interest Advances                                                                  6,905.67
                                                                                           -----------------
(C)  Servicing Fee (Due and Unpaid)                                                                66,694.88
                                                                                           -----------------
(D)  Interest to "A-1" Certificate
     Holders, including Overdue                                                                   145,654.72
                                                                                           -----------------
(E)  Interest to "A-2" Certificate
     Holders, including Overdue                                                                   286,917.56
                                                                                           -----------------
(F)  Interest to "I" Certificate
     Holders, including Overdue                                                                    57,086.09
                                                                                           -----------------

(G)  Principal to "A-1" Certificate
     Holders, including Overdue                                                                 4,142,780.36
(H)  Principal to "A-2" Certificate
     Holders, including Overdue                                                                         0.00
                                                                                           -----------------
(I)  Reinsurance Fee                                                                                    0.00
                                                                                           -----------------
(J)  Surety Bond Fee                                                                               10,004.23
                                                                                           -----------------
(K)  First Loss Protection                                                             0.00
                                                                    -----------------------
(L)  Surety Bond Premium                                                          10,004.23
                                                                    -----------------------
(M)  Interest Advance Recovery Payments                                                                 0.00
                                                                                           -----------------
(N)  Unreimbursed Draws on Class "A"
     Surety Bond for Class "A-1" Interest                                                               0.00
                                                                                           -----------------
(O)  Unreimbursed Draws on Class "A"
     Surety Bond for Class "A-2" Interest                                                               0.00
                                                                                           -----------------
(P)  Unreimbursed Draws on Class "A"
     Surety Bond for Class "I" Interest                                                                 0.00
                                                                                           -----------------
(Q)  Deposit to Payahead                                                                                0.00
                                                                                           -----------------

                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  December 31, 1998


    (R)  Bank Account Interest to Servicer                                                        15,203.48
                                                                                          -----------------
    (S)  Excess Yield                                                                            254,395.50
                                                                                          -----------------

             BALANCE                                                                                   0.00
                                                                                          -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                           SPREAD ACCOUNT       SURETY BOND
(A)  Beginning Balance                                                        3,323,290.16    77,462,664.10
                                                                   ----------------------------------------
(B)  Additions to Spread Amount                                                 254,395.50              N/A
                                                                   ----------------------------------------
(C)  Interest Earned                                                             11,351.30
                                                                   ----------------------------------------
(D)  Draws                                                                            0.00             0.00
                                                                   ----------------------------------------
(E)  Reimbursement for Prior Draws                                                     N/A             0.00
                                                                   ----------------------------------------
(F)  Distribution of Funds to  "IC" Class
     or Servicer                                                                157,977.80             0.00
                                                                   ----------------------------------------
(G)  Ending Balance                                                           3,431,059.16    73,282,113.67
                                                                   ----------------------------------------

(H)  Required Balance                                                         3,165,312.36    73,282,113.67
                                                                   ----------------------------------------
(I)  Distribution to "IC" Class                                                 265,746.80
                                                                   -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
      #PAYMENT DELINQUENCY                                  NUMBER                BALANCE
-------------------------------------------------
(A)  31-60                                                       38             262,695.37
                                                 -----------------------------------------
(B)  61-90                                                       21             153,460.41
                                                 -----------------------------------------
(C)  91+                                                          6              66,110.37
                                                 -----------------------------------------
(D)  Total                                                       65             482,266.15
                                                 -----------------------------------------


F.  EXCESS YIELD
                                                      EXCESS YIELD                POOL            EXCESS YIELD
                     MONTH                               BALANCE                BALANCE          (ANNUALIZED %)
-------------------------------------------------
(A)  Current                                             254,395.50          75,891,072.78           4.0225%
                                                 ----------------------------------------------------------
(B)  1st Previous                                        145,771.11          80,033,853.14           2.1856%
                                                 ----------------------------------------------------------
(C)  2nd Previous                                        232,975.37          84,674,433.84           3.3017%
                                                 ----------------------------------------------------------
(D)  3rd Previous                                        181,861.21          89,403,377.72           2.4410%
                                                 ----------------------------------------------------------
(E)  4th Previous                                        176,842.63          94,550,507.02           2.2444%
                                                 ----------------------------------------------------------
(F)  5th Previous                                        175,493.75          99,745,602.06           2.1113%
                                                 ----------------------------------------------------------
(G)  Six-Month Rolling Excess Yield
     (greater than equal to 1.75%)                       194,556.60          87,383,141.09           2.6718%
                                                 ----------------------------------------------------------


G.  DELINQUENCY RATE (31+)
                                                         MONTH                   POOL
                        MONTH                           BALANCE                BALANCE                %
-------------------------------------------------
(A)  Current                                             482,266.15          75,891,072.78           0.6355%
                                                 ----------------------------------------------------------
(B)  1st Previous                                        569,063.63          80,033,853.14           0.7110%
                                                 ----------------------------------------------------------
(C)  2nd Previous                                        524,455.89          84,674,433.84           0.6194%
                                                 ----------------------------------------------------------
(D)  Three-Month Rolling Average
     (less than 2%)                                      525,261.89          80,199,786.59           0.6549%
                                                 ----------------------------------------------------------


H.  NET LOSS RATE
                                                                               LIQUIDATION     AVERAGE          DEFAULTED
                       MONTH                              BALANCE                PROCEEDS      BALANCE          (ANNUALIZED)
-------------------------------------------------
(A)  Current                                             306,311.47             128,171.24    77,962,462.96               2.7419%
                                                 -------------------------------------------------------------------------------
(B)  1st Previous                                        245,637.32              98,011.63    82,354,143.49               2.1511%
                                                 -------------------------------------------------------------------------------
(C)  2nd Previous                                        249,486.65             108,620.99    87,038,905.78               1.9421%
                                                 -------------------------------------------------------------------------------
(D)  Three-Month Rolling Average Net
     Default Rate less than 3%                           267,145.15             111,601.29    82,451,837.41               2.2638%
                                                 -------------------------------------------------------------------------------


                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  December 31, 1998

I.  CHARGE-OFF / RECOVERIES
                                                                    NUMBER                BALANCE
(A)  Collection Period Charge-Off Receivables                                  32             242,046.15
                                                           ---------------------------------------------
(B)  Gross Charge-Offs Cumulative Receivables                                 871           6,253,733.15
                                                           ---------------------------------------------
(C)  Collection Period Recoveries on Charge-Offs                               NA              63,905.92
                                                           ---------------------------------------------
(D)  Recoveries on Charge-Offs To-Date                                         NA             711,795.48
                                                           ---------------------------------------------



J. REPOSSESSIONS

(A)  Collection Period Repossessions                                           12             103,374.90
                                                           ---------------------------------------------
(B)  Aggregate Repossessions                                                  572           6,644,621.20
                                                           ---------------------------------------------
(C)  Unliquidated Repossessions                                                16             144,750.23
                                                           ---------------------------------------------


K.  FORCED PLACE INSURANCE

(A)  FPI Charge-Offs                                                            0                   0.00
                                                           ---------------------------------------------
(B)  FPI Canceled/Waived/Removed/Reversed                                      0                   0.00
                                                           ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

(A)  Beginning Balance                                                 372,932.10
                                                           ----------------------
(B)  Deposit                                                                 0.00
                                                           ----------------------
(C)  Withdrawal                                                          7,534.57
                                                           ----------------------
(D)  Ending Balance                                                    365,397.53
                                                           ----------------------




Approved By:   /s/ Michael A. Benavides
               ------------------------
               Michael A. Benavides
               Vice President, Controller
               Bay View Credit